UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 12, 2015

SOLAREDGE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 HaMada Street, Herziliya Pituach, Israel	4673335
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: 972 (9) 957-6620

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On November 4, 2015, SolarEdge Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2015.  The Company previously announced that the Company would hold a conference call and live webcast at 5:00 p.m., Eastern time, on November 5, 2015, to discuss these results.  A copy of the press release announcing the Company’s financial results for the quarter ended September 30, 2015 is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 12, 2015, the Company issued a press release announcing its financial results for the fiscal fourth quarter and the fiscal year ended June 30, 2015.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  Copies of the earnings summary and supplemental information provided during the Company’s August 12, 2015 conference call related to earnings for the fiscal fourth quarter are furnished hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

This information, including the exhibits hereto, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                      Financial Statements and Exhibits.

(d)           List of Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated November 4, 2015
Exhibit 99.2	Press release dated August 12, 2015
Exhibit 99.3	Fourth Fiscal Quarter 2015 Earnings Summary, dated August 12, 2015
Exhibit 99.4	Fourth Fiscal Quarter 2015 Supplemental Information, dated August 12, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: November 4, 2015	By:	/s/ Ronen Faier
Name: Ronen Faier
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press release dated November 4, 2015
Exhibit 99.2	Press release dated August 12, 2015
Exhibit 99.3	Fourth Fiscal Quarter 2015 Earnings Summary, dated August 12, 2015
Exhibit 99.4	Fourth Fiscal Quarter 2015 Supplemental Information, dated August 12, 2015